EXHIBIT 10.2

                       AMENDMENT TO NOTE CANCELLATION AND
                             RESTRUCTURING AGREEMENT


         THIS AMENDMENT TO NOTE CANCELLATION AND RESTRUCTURING
AGREEMENT (this "Amendment") made and entered into as of the ___ day of July, 1996 by and among MK Rail Corporation, a Delaware corporation ("MK Rail"), Morrison Knudsen Corporation, an Ohio corporation ("MKO"), and Morrison Knudsen Corporation, a Delaware corporation ("MKC").


                              W I T N E S S E T H:


         WHEREAS, MK Rail, MKO and MKC entered into a Note Cancellation and Restructuring Agreement (the "Note Cancellation Agreement") dated as of June 20, 1996, under which, subject to the satisfaction of certain conditions set forth therein, MKO and MKC (collectively, "MK") agreed to cancel a note issued by MK Rail to MKO dated June 26, 1995 in the original principal amount of $52,200,000 in return for certain payments from MK Rail to MKO; and

         WHEREAS, the Note Cancellation Agreement contemplated that MK would file a joint petition and plan of reorganization in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"); and

         WHEREAS, MKC has filed a petition and plan of reorganization with the Bankruptcy Court but MKO has not joined in such a petition or plan of reorganization; and

         WHEREAS,   certain  changes  are  required  to  be  made  to  the  Note
Cancellation Agreement to account for the fact that MKO has not joined in the petition and the plan of reorganization filed by MKC with the Bankruptcy Court,

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth below, the parties hereto, intending to be legally bound, covenant and agree as follows:

          1. Any capitalized terms set forth herein that are not otherwise defined herein shall have the meanings given to such terms in the Note Cancellation Agreement.

          2. For purposes of the Note Cancellation Agreement, the term "Plan" shall mean the Plan of Reorganization filed by MKC with the Bankruptcy Court as it may be from time to time amended.



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          3.   Section 3 of the Note Cancellation Agreement is hereby amended in its entirety to read as follows:

                  3. Motion to Bankruptcy Court. MKC may, at its option, after filing its initial petition in the Bankruptcy Court, submit to the Bankruptcy Court a motion (the "Motion") in form and substance approved in writing by MK Rail (which approval shall not be unreasonably withheld), requesting an order of the Bankruptcy Court, in form and substance approved in writing by MK Rail, approving the assumption of this Agreement and approving the transactions contemplated hereby and by the Stockholders Agreement (the "Bankruptcy Court Approval"). Among other things, the Bankruptcy Court Approval, if requested, shall approve an escrow arrangement in form and substance satisfactory to MKC and MK Rail as contemplated by Section 5.2 hereof.

          4. Section 5.3 (a) of the Note Cancellation Agreement is hereby amended in its entirety to read as follows:

                  (a) The "Distribution Condition" shall be satisfied on the first business day both (A) that is at least ten (10) days after entry of an order by the Bankruptcy Court which has not been stayed or set aside confirming a Plan that contains in all substantial respects the provisions (the "Mandatory Plan Provisions") set forth in Exhibit D hereto and that does not contain any provisions that are inconsistent with the terms hereof, the Stockholders Agreement or the Mandatory Plan Provisions (a "Conforming Plan") and (B) upon which all other conditions to the Effective Date of the Conforming Plan, other than those relating to the transactions contemplated hereby, have been satisfied or waived.

          5. References to MKO in Section 13.3 of the Note Cancellation Agreement are hereby changed to references to MKC.

          6. The last paragraph of Exhibit D to the Note Cancellation Agreement, which states that additional changes to the Plan of Reorganization of MK will be required to implement the intent and effect of the Mandatory Plan Provisions if MKO does not become a debtor, is hereby deleted.

          7. Except as expressly modified and amended hereby, the Note Cancellation Agreement shall continue to be in full force and effect.



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         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first set forth above.


                                              MK RAIL CORPORATION


                                              By:____________________________
                                                 John C. Pope, Chairman


                                              MORRISON KNUDSEN CORPORATION,
                                              an Ohio Corporation

                                              By:____________________________

                                              Name:__________________________

                                              Title:_________________________


                                              MORRISON KNUDSEN CORPORATION,
                                              a  Delaware Corporation

                                              By:____________________________

                                              Name:__________________________

                                              Title:_________________________




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